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                                                                    EXHIBIT 23.2


                          INDEPENDENT AUDITORS' CONSENT


The Board of Directors
The St. Paul Companies, Inc.:

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Incorporation of Documents By Reference" in the Registration Statement.

                                                          KPMG Peat Marwick LLP


Minneapolis, Minnesota
February 19, 1996